UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 9, 2015

ARMCO METALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34631	26-0491904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 E Hillsdale Blvd, Suite 315, Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 212-7630

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

At the 2014 annual meeting of stockholders of Armco Metals Holdings, Inc. held on November 17, 2014, the stockholders approved an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock from 74,000,000 shares to 200,000,000 shares. Included as Exhibit 3.5 to this Current Report on Form 8-K is the Certificate of Amendment to our Articles of Incorporation as filed with the Secretary of State of Nevada.

At the special meeting of our stockholders held on March 27, 2014, the stockholders approved a 1:10 reverse stock split of our common stock. Included as Exhibit 3.6 to this Current Report on Form 8-K is the Certificate of Change for the reverse stock split as filed with the Secretary of State of Nevada.

The effective date of the reverse stock split is January 9, 2015 and our common stock will be listed on the NYSE MKT on a post-split basis on that date. Our CUSIP number has changed to 042182204. As a result of the reverse stock split, each 10 shares of our common stock issued and outstanding, or held as treasury shares, immediately prior to the effective date of the reverse stock split have become one share of our common stock. No fractional shares of common stock will be issued to any stockholder in connection with the reverse stock split, and all fractional shares which might otherwise be issuable as a result of the reverse stock split will be rounded up to the nearest whole share.

Each certificate representing shares of pre-reverse stock split common stock will be deemed to represent one-tenth of a share of our post-reverse stock split common stock, subject to rounding for fractional shares, and the records of our transfer agent, Action Stock Transfer Corp. will be adjusted to give effect to the reverse stock split. Following the effective date of the reverse stock split, the share certificates representing the pre-reverse stock split common stock will continue to be valid for the appropriate number of shares of post-reverse stock split common stock, adjusted for rounding. Certificates representing shares of the post-reverse stock split will be issued in due course as certificates for pre-reverse stock split common shares are tendered for exchange or transfer to our transfer agent. We request that stockholders do not send in any of their stock certificates at this time.

Item 9.01          Financial Statements and Exhibits.

(d)     Exhibits.

3.5          Certificate of Amendment to the Articles of Incorporation as filed on December 24, 2014.

3.6          Certificate of Change for 1:10 reverse stock split effective January 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMCO METALS HOLDINGS, INC.

Date: January 9, 2015	By: /s/ Kexuan Yao
Kexuan Yao, CEO and Chairman of the Board

EXHIBIT INDEX

3.5          Certificate of Amendment to the Articles of Incorporation as filed on December 24, 2014.

3.6          Certificate of Change for 1:10 reverse stock split effective January 9, 2015.

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